Prepayments and Other Short-term Assets	12 Months Ended
Dec. 31, 2023
Prepayments and accrued income including contract assets [abstract]
Prepayments and other short-term assets
9.
Prepayments and other short-term assets

Prepayments and other short-term assets as of December 31, 2023, and December 31, 2022, are as follows:

		(Unit: USD)
Classification	As of December 31, 2023	As of December 31, 2022
Net, Advanced payments	779,219	1,503,365
Advanced payments	1,211,891	1,503,365
Allowance for bad debts (*)	(432,672)	—
Prepaid expenses	390,176	17,552
Total	1,169,395	1,520,917

(*) During the assessment, the management identified that USD 432,672 of advance payment in relation to raw material purchase has been aged over a year without significant movement in the balance as of December 31, 2023. Consequently, the Company has determined to recognize an allowance for doubtful on the balance of USD 432,672 as of December 31, 2023.